Exhibit 10

FOURTH AMENDMENT TO COMMERCIAL LEASE

THIS FOURTH AMENDMENT TO COMMERCIAL LEASE (this “Amendment”) is made as of the 4th day of March 2005, by and between NORTHAMPTON COUNTY NEW JOBS CORP. (“Landlord”) and ORASURE TECHNOLOGIES, INC. (formerly STC Technologies, Inc.) (“Tenant”).

BACKGROUND

A. Landlord and Tenant entered into a certain Commercial Lease dated April 30, 1999, as amended (as amended, the “Lease”) whereby Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord certain space in Landlord’s building known as 150 Webster Street, Bethlehem, Pennsylvania 18015 (the “Building”).

B. The initial term of the Lease is scheduled to expire on March 31, 2005. Under Section 32 of the Lease, Landlord granted Tenant the option to renew the term for an additional period of five (5) years commencing April 1, 2005 on the terms and conditions set forth in said Section 32.

C. Tenant has decided to exercise such option and Landlord and Tenant wish to evidence hereby such exercise.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Landlord and Tenant hereby covenant and agree that the Lease is amended as follows:

1. The term of the Lease is hereby extended until March 31, 2010.

2. The rent to be paid during such extension period shall be as provided in Exhibit G to the Lease.

3. This Amendment is a part of the Lease, and the Lease as modified by this Amendment, shall be and remains in full force and effect. Tenant hereby ratifies and confirms all of its obligations under, and all provisions of, the Lease as amended by this Amendment, including without limitation, all representations, warranties, conditions and affirmative and negative covenants.

4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

NORTHAMPTON COUNTY NEW
WITNESS:	JOBS CORP.

/s/ Janet R. Smith	By:	/s/ J. Lee Boucher
	Name:	J. Lee Boucher
	Title:	Chairman

WITNESS:	ORASURE TECHNOLOGIES, INC.

/s/ Carol Keane	By:	/s/ P. Michael Formica
	Name:	P. Michael Formica
	Title:	Executive Vice President, Operations